Exhibit 32.1
Section 1350 Certifications
STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned is the President of GLOBAL CLEAN ENERGY, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-KSB of GLOBAL CLEAN ENERGY, Inc. for the year ended December 31, 2007.
The undersigned certifies that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of GLOBAL CLEAN ENERGY, Inc. as of December 31, 2007.
This Certification is executed as of May 5, 2008.

/s/ John Grob
John Grob
President Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to us and will be retained by GLOBAL CLEAN ENERGY, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.